Exhibit 99.1

                                                Vail Resorts, Inc.
                                         Consolidated Financial Statements
                                (in thousands of dollars except per share amounts)

                                                    -PRO FORMA-

                                             Three Months Ended September 30,             Year Ended September 30,
                                               1997                 1996                    1997            1996

Net Revenues
   Resort                                      23,417           21,503                      291,203        267,409
   Real estate                                  9,596           14,033                       71,737         49,831
                                            ---------        ---------                -------------     ----------

Net Revenues                                   33,013           35,536                      362,940        317,240
Operating Expenses
   Resort                                      32,309           30,979                      198,315        182,581
   Real estate                                 12,315            9,905                       66,382         41,085
   Corporate expense*                           1,430              747                        4,663          4,198
   Depreciation and amortization                9,459            8,137                       38,935         35,517
   Reorganization charge                           --               --                        2,200             --
                                             --------        ---------                 ------------     ----------

Total operating expenses                       55,513           49,768                      310,495        263,381

Income from operations                        (22,500)         (14,232)                      52,445         53,859

Other income (expense)
   Investment income                              536             (793)                       2,194          1,141
   Interest expense                            (4,528)          (1,383)                     (16,685)       (16,760)
   Gain (loss) on sale of fixed assets            (26)            (201)                        (129)        (2,454)
   Other                                         (481)            (621)                         173         (1,500)

Income before income taxes                    (26,999)         (17,230)                      37,998         34,286
Provision for income taxes                     10,844            6,644                      (15,738)       (14,824)
                                           ----------       ----------                  -----------     ----------

Net income                                    (16,155)         (10,586)                      22,260         19,462
                                           ==========       ==========                  ===========     ==========

Weighted average shares outstanding        34,908,182       34,345,081                   34,671,691     34,345,081
                                           ==========       ==========                  ===========     ==========

Earnings per share                             ($0.46)          ($0.31)                       $0.64          $0.57
                                           ==========       ==========                  ===========     ==========

Other data:
   Resort operating cash flow**                (8,892)          (9,476)                      92,888         84,828
   Resort EBITDA**                            (10,322)         (10,223)                      88,225         80,630
   Net income**                               (16,155)         (10,586)                      23,619         19,462
Earnings per share**                           ($0.46)          ($0.31)                       $0.68          $0.57

   Revenue from real estate sales               9,596           14,033                       71,737         49,831
   Real estate operating profit                (2,719)           4,128                        5,355          8,746


* For comparative purposes, corporate expense for the three months and fiscal year ended 9/30/96 excludes a one-time, pre-tax $8.5 million charge incurred in the fourth quarter of fiscal 1996.

** Fiscal 1997 ROCF, Resort EBITDA, EPS and Net Income were recalculated for comparative purposes, excluding a one-time, $2.2 million reorganization charge incurred in the third quarter of fiscal 1997.


                                                Vail Resorts, Inc.
                                         Consolidated Financial Statements
                                (in thousands of dollars except per share amounts)

                                                     -ACTUAL-

                                         Three Months Ended September 30,               Year Ended September 30,
                                               1997               1996*                    1997**         1996*

Net Revenues
   Resort                                       23,417              8,030               259,038           140,288
   Real estate                                   9,596             12,941                71,485            48,655
                                            ----------        -----------            ----------         ---------

Net Revenues                                    33,013             20,971               330,523           188,943

Operating Expenses
   Resort                                       32,309             12,652               170,515            89,890
   Real estate                                  12,315              9,839                66,307            40,801
   Corporate expense                             1,430              9,247                 4,663            12,698
   Depreciation and amortization                 9,642              4,558                34,054            18,148
   Reorganization charge                            --                 --                 2,200                --
                                            ----------        -----------            ----------         ---------

Total operating expenses                        55,696             36,296               277,739           161,537

Income from operations                         (22,683)           (15,325)               52,784            27,406

Other income (expense)
   Investment income                               536               (358)                1,762               586
   Interest expense                             (4,454)            (1,226)              (20,307)          (14,904)
   Loss on sale of fixed assets                    (26)                (1)                 (182)           (2,630)
   Other                                          (461)              (621)                 (374)           (1,500)
                                            ----------         ----------            ----------         ---------

Income before income taxes                     (27,088)           (17,531)               33,683             8,958
Provision for income taxes                      10,566              7,003               (13,985)           (4,223)
                                            ----------         ----------            ----------         ---------

Net income                                     (16,522)           (10,528)               19,698             4,735
                                            ==========         ==========            ==========        ==========

Weighted average shares outstanding         34,908,182         21,455,352            30,979,448        21,455,352
                                            ==========         ==========            ==========        ==========


Earnings per share                               ($0.47)           ($0.49)                $0.64             $0.22
                                            ===========        ==========            ==========        ==========


*    Excludes results of Ralston Resorts.

** Includes results of Ralston Resorts for the 270 day period from January 4, 1997 to September 30, 1997.

                                                Vail Resorts, Inc.
                                                 Supplemental Data
                                                  (in thousands)


                                   4Q 96          4Q 97        % Change            FY 96           FY 97          % Change

Resort Revenues

  Lift ticket                          -                -           -                $127,663       $135,884         6.4%

  Ski school                           -                -           -                  33,091         34,471         4.2%

  Food service                     5,792            7,169          23.8%               38,133         43,704        14.6%

  Retail/rental                      604            1,218         101.7%               13,362         17,624        31.9%

  Hospitality                      6,578            7,049           7.2%               31,822         33,984         6.8%

  Other                            8,529            7,981          -6.4%               23,338         25,536         9.4%
                                --------        ---------      ---------           ----------     ----------        -----

Total Resort Revenues             21,503           23,417           8.9%              267,409        291,203         8.9%
                                ========        =========      =========           ==========     ==========        =====

TOTAL SKIER VISITS                     -                -           -               4,643,777      4,890,032         5.3%


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